UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

Haverford Quality Growth Stock Fund

Annual Report October 31, 2012

HAVERFORD

QUALITY INVESTING

Investment Adviser:

Haverford Financial Services, Inc.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

Dear Fellow Shareholders,

We are pleased to send you the Annual Report for the Haverford Quality Growth Stock Fund (the “Fund”) for the year ended October 31, 2012. The report contains information on the holdings of the Fund, along with financial highlights and Statement of Operations. During the year ended October 31, 2012, the Fund returned 8.79%, while the S&P 500 Index increased 15.21%. After a brief pullback in the spring, the equity market churned higher through the summer months and into the fall as central banks around the world poured liquidity into the system. While the U.S. elections brought some clarity to the financial system, the fiscal cliff still looms large. With this unprecedented level of monetary stimulus and likely fiscal drags on the horizon, we continue to view a diversified portfolio of high-quality stocks favorably.

Although the Fund’s 8.79% return was reasonable in the absolute, performance was disappointing on a relative basis over the past year. Due to the conservative nature of our investment strategy, it is not anomalous for the Fund to trail a surging market over relatively short time periods. However, we find two primary factors that are critical to understanding the Fund’s relative performance. First, the market rally was led by the lower-quality equities which the Fund avoids. Second, the U.S.-based multinationals typical of the Fund’s holdings underperformed their domestically-focused counterparts.

•

These factors of underperformance are most evident and attributable to stock selection and ownership within the Discretionary and Healthcare sectors. McDonalds (-3%), with its vast overseas exposure, particularly in Europe is a prime example as it trailed the sector’s return by 23%, meaningfully detracting from returns.

•

We view these phenomena as transitory. We continue to expect high-quality companies to outperform over full market cycles and for strong multinationals to achieve long-term growth in the faster-growing emerging markets.

•

A lack of exposure to Google (+14%) and Apple (+48%) during a majority of the reporting period also significantly detracted from returns. We estimate that not owning these two companies accounts for approximately 300 basis points of underperformance. The fund has subsequently purchased Apple after the company initiated a dividend in mid-2012.

•

The fund benefited most notably from holdings in Disney (+42%), Wells Fargo (+33%), Union Pacific (+26%), and Abbott Labs (+32%). The most meaningful detractor from portfolio performance during the period was Johnson Controls (-18%), which has since been sold from the portfolio.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

For the better part of three years our economic forecast has hardly changed. We still expect economic growth to be below average due primarily to the effects of deleveraging as consumers, businesses and governments pay down their substantial debt. Due to extraordinary amounts of monetary stimulus, we continue to assign a low probability to the risk of an imminent recession, with the acknowledgment that the economy is susceptible to negative external shocks such as the fiscal cliff.

Beneath the sensationalism of the fiscal cliff and the elections, the real U.S. economy is showing signs of better days ahead. Consumers are spending more of their discretionary income, instead of paying down debt, after household debt reached its lowest levels since 2003. Household formation is finally catching up with home supply, driving higher home prices and construction for the first time since 2006. Banks are increasingly willing and able to lend, as strong capital ratios place U.S. banks in an excellent position to meet global banking standards. Finally, while still sub-par by historical standards, employment is improving with 32 consecutive months of private sector job growth adding 5.4 million private sector jobs and reducing the unemployment rate below 8% for the first time in 44 months. There is still much work to be done, but the stage is set for a stronger expansion.

Today, the case for quality remains strong. We continue to find opportunities in the stocks of high-quality businesses that can consistently increase their earnings and dividends over time, independently of the precise shape of economic cycles. For example, we initiated positions in Apple Inc. and Tiffany & Co., two companies with iconic brands and exceptional prospects for growth, particularly in the faster-growing emerging markets. As always, we will continue to focus on the highest-quality companies and invest for the long term.

Sincerely,

Henry B. Smith

Chief Investment Officer

Haverford Financial Services, Inc.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

Definition of Comparative Index

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

Comparison of Change in the Value of a $10,000 investment in the Haverford Quality Growth Stock Fund versus the S&P 500 Index.

(1)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

(2)	The Haverford Quality Growth Stock Fund commenced operations on June 30, 2004.

(3)	See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

SECTOR WEIGHTINGS (unaudited) †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.1%
	Shares	Value
CONSUMER DISCRETIONARY — 10.0%
McDonald’s	45,650	$3,962,420
Tiffany	35,000	2,212,700
Walt Disney	82,600	4,053,182

		10,228,302

CONSUMER STAPLES — 13.1%
Coca-Cola	65,442	2,433,133
CVS Caremark	94,900	4,403,360
PepsiCo	51,000	3,531,240
Procter & Gamble	42,300	2,928,852

		13,296,585

ENERGY — 13.2%
Apache	29,600	2,449,400
Chevron	31,500	3,471,615
ConocoPhillips	33,000	1,909,050
Exxon Mobil	43,602	3,975,194
Schlumberger	23,000	1,599,190

		13,404,449

FINANCIAL SERVICES — 11.0%
BlackRock, Cl A	17,700	3,357,336
JPMorgan Chase	83,500	3,480,280
Wells Fargo	128,630	4,333,545

		11,171,161

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 14.7%
Becton Dickinson	35,800	$2,709,344
Covidien	49,000	2,692,550
Johnson & Johnson	62,000	4,390,840
Novartis ADR	56,900	3,440,174
Quest Diagnostics	30,460	1,758,151

		14,991,059

INDUSTRIAL — 10.3%
Eaton	100,100	4,726,722
Union Pacific	19,800	2,435,994
United Technologies	42,100	3,290,536

		10,453,252

INFORMATION SERVICES — 20.6%
Accenture, Cl A	49,200	3,316,572
Apple	6,350	3,778,885
Cisco Systems	129,500	2,219,630
International Business Machines	23,000	4,474,190
Microsoft	116,400	3,321,474
QUALCOMM	65,400	3,830,805

		20,941,556

MATERIALS — 3.2%
E.I. du Pont de Nemours	73,500	3,272,220

TOTAL COMMON STOCK (Cost $86,728,696)		97,758,584

CASH EQUIVALENT — 3.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.062% (A) (Cost $3,715,880)	3,715,880	3,715,880

TOTAL INVESTMENTS — 99.8% (Cost $90,444,576)		$101,474,464

Percentages are based on Net Assets of $101,715,783.
(A)	The rate reported is the 7-day effective yield as of October 31, 2012.
ADR	American Depositary Receipt
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $90,444,576)	$101,474,464
Receivable for Capital Shares Sold	686,256
Dividends Receivable	134,226
Dividend Tax Reclaim Receivable	7,971
Prepaid Expenses	5,021

Total Assets	102,307,938

Liabilities:
Payable for Investment Securities Purchased	234,200
Payable for Capital Shares Redeemed	233,041
Payable due to Investment Adviser	60,557
Payable due to Administrator	10,473
Chief Compliance Officer Fees Payable	3,158
Payable due to Trustees	2,986
Other Accrued Expenses	47,740

Total Liabilities	592,155

Net Assets	$101,715,783

Net Assets Consist of:
Paid-in Capital	$93,024,857
Undistributed Net Investment Income	129,699
Accumulated Net Realized Loss on Investments	(2,468,661)
Net Unrealized Appreciation on Investments	11,029,888

Net Assets	$101,715,783

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,775,711

Net Asset Value, Offering and Redemption Price Per Share	$ 10.40

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
FOR THE YEAR ENDED
OCTOBER 31, 2012

STATEMENT OF OPERATIONS

Investment Income:
Dividends (Net of Foreign Taxes Withheld of $22,298)	$2,480,116

Total Income	2,480,116

Expenses:
Investment Advisory Fees	562,610
Advisory Waiver Recapture (Note 5)	74,590
Administration Fees	112,442
Trustees’ Fees	13,182
Chief Compliance Officer Fees	9,257
Transfer Agent Fees	60,094
Legal Fees	43,462
Audit Fees	20,539
Printing Fees	15,324
Registration and Filing Fees	10,572
Custodian Fees	6,283
Other Expenses	9,293

Total Expenses	937,648
Less:
Fees Paid Indirectly (Note 4)	(41)

Net Expenses	937,607

Net Investment Income	1,542,509

Net Realized Loss on Investments	(448,957)
Net Change in Unrealized Appreciation on Investments	6,286,072

Net Realized and Unrealized Gain on Investments	5,837,115

Net Increase in Net Assets Resulting from Operations	$7,379,624

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2012	Year Ended October 31, 2011

Operations:
Net Investment Income	$1,542,509	$945,115
Net Realized Gain (Loss) on Investments	(448,957)	1,400,211
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,286,072	(90,836)

Net Increase in Net Assets Resulting from Operations	7,379,624	2,254,490

Dividends and Distributions:
Net Investment Income	(1,466,686)	(922,668)

Total Dividends and Distributions	(1,466,686)	(922,668)

Capital Share Transactions:
Issued	28,981,436	37,942,139
Reinvestment of Dividends and Distributions	1,341,906	882,954
Redeemed	(14,574,011)	(9,259,288)

Net Increase in Net Assets from Capital Share Transactions	15,749,331	29,565,805

Total Increase in Net Assets	21,662,269	30,897,627

Net Assets:
Beginning of Year	80,053,514	49,155,887

End of Year (Including Undistributed Net Investment Income of $129,699 and $53,876, respectively)	$101,715,783	$80,053,514

Share Transactions:
Issued	2,821,177	3,844,295
Reinvestment of Dividends and Distributions	130,122	89,527
Redeemed	(1,418,192)	(929,204)

Net Increase in Shares Outstanding from Share Transactions	1,533,107	3,004,618

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$9.71	$9.38	$8.35	$8.07	$11.75

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17	0.13	0.13	0.14	0.13
Net Realized and Unrealized Gain (Loss)	0.68	0.33	1.02	0.28	(3.49)

Total from Investment Operations	0.85	0.46	1.15	0.42	(3.36)

Dividends and Distributions:
Net Investment Income	(0.16)	(0.13)	(0.12)	(0.14)	(0.12)
Net Realized Gains	—	—	—	—	(0.20)

Total Dividends and Distributions	(0.16)	(0.13)	(0.12)	(0.14)	(0.32)

Net Asset Value, End of Year	$10.40	$9.71	$9.38	$8.35	$8.07

Total Return**	8.79%	4.86%*	13.87%*	5.40%*	(29.25)%*

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$101,716	$80,054	$49,156	$20,366	$14,503
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, recaptures and fees paid indirectly)(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, recaptures and fees paid indirectly)	0.92%	1.00%	1.44%	2.45%	1.97%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.33%	1.43%	1.81%	1.22%
Portfolio Turnover Rate	26%	17%	28%	23%	30%

(1)	Per share data calculated using average shares method.

(2)	The Ratio of Net Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been 1.00%, 1.00%, 1.00%, 1.00% and 1.02% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

*	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

**	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 funds. The financial statements herein are those of the Haverford Quality Growth Stock Fund, a diversified fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund invests primarily (at least 80% of its net assets) in equity securities. The Fund focuses on U.S. listed common stocks with large market capitalizations that Haverford Financial Services, Inc. (the “Adviser”) believes are the quality companies with stock that offer the potential for future price appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective May 11, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2012, all the investments for the Fund are Level 1. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2012, there were no Level 3 securities.

For the year ended October 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income, if any, quarterly. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $100,000 for the Fund, plus $15,000 for each additional class created, or 0.12% of the first $250 million, 0.10% of the next $250 million, and 0.08% of any amount above $500 million of the Fund’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2012, the Fund earned cash management credits of $41, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as the custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the Fund from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2013. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At October 31, 2012, pursuant to the above, the amount of previously waived and reimbursed fees for the Fund for which the Adviser may seek repayment was $153,174.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

Expense Deferred in Fiscal Period Ending, October 31:	Subject to Repayment until October 31:		Haverford Quality Growth Stock Fund
2010	2013		$151,962
2011	2014		1,212

		Total	$153,174

For the year ended October 31, 2012, the Adviser recaptured previously waived fees of $74,590.

6.	Investment Transactions:

For the year ended October 31, 2012, the Fund made purchases of $37,515,810 and sales of $24,086,451 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

There were no permanent differences for the year ended October 31, 2012.

The tax character of dividends and distributions paid during the years ended October 31, were as follows:

Ordinary Income
2012	$1,466,686
2011	922,668

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$129,699
Capital Loss Carryforwards	(2,462,744)
Unrealized Appreciation	11,023,971

Total Distributable Earnings	$8,690,926

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future capital gains. As of October 31, 2012, the Fund had $340,549, $1,092,455 and $543,231 of capital loss carryforwards expiring in 2016, 2017, and 2018, respectively. During the year ended October 31, 2012, the Fund did not utilize capital loss carryforwards, to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Short-term losses carried forward under these new provisions are $486,509.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$90,450,493	$12,723,363	$(1,699,392)	$11,023,971

8.	Other:

At October 31, 2012, 78% of total shares outstanding were held by one record shareholder. This shareholder was comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.	Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
OCTOBER 31, 2012

Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of Haverford Quality Growth Stock Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Haverford Quality Growth Stock Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Haverford Quality Growth Stock Fund of the Advisors’ Inner Circle Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2012

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$985.40	1.00%	$5.00
Hypothetical 5% Return	1,000.00	1,020.16	1.00	5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

[1]	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
[2]

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

[3]	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
[4]	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-301-7212. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

[5]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 – 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

[1]	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
[2]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian- registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

[1]	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on May 15-16, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, investment personnel and philosophy, execution quality and soft dollar policies, growth initiatives and approach to risk management. The representative then reviewed the Fund’s portfolio composition with respect to sector weightings, as well as the Fund’s top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the representative from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that although the Fund underperformed its benchmark index over various periods of time, its recent performance was not substantially below that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed a report of the fees paid by the Fund to the Adviser as well as

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Fund is designating the following items with regard to distributions paid during the year.

			Qualifying for Corporate Dividends Received Deduction(1)			Foreign Investors
Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions		Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.05%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income“ as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund — Haverford Quality Growth Stock Fund who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2010.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2010.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2012. Complete information will be computed and reported with your 2012 Form 1099-DIV.

Haverford Quality Growth Stock Fund

P.O. Box 219745

Kansas City, MO 64121

866-301-7212

Adviser:

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

HIM-AR-001-0900

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.